UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 21, 2007

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 8, 2007, Douglas B. Mackie, President and Chief Executive Officer of Great Lakes Dredge & Dock Corporation (the “Company”), entered into a written sales plan pursuant to the guidance specified by Rule 10b5-1 under the Securities Exchange Act of 1934.  The sales plan covers the potential exercise of up to 60,000 shares of the Company’s Common Stock, commencing on November 21, 2007.  Mr. Mackie previously entered into another Sales Plan on July 16, 2007 which commenced on November 12, 2007 and covers the potential exercise of up to 100,000 shares of the Company’s Common Stock.  These plans are part of Mr. Mackie’s long-term strategy to diversify assets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Deborah A. Wensel
Date: November 21, 2007	Deborah A. Wensel
Senior Vice President
and Chief Financial Officer